UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 19, 2025

IMAC Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38797	83-0784691
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

3401 Mallory Lane, Suite 100 Franklin, Tennessee	37067
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (844) 266-4622

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	BACK	OTC Markets Group, Inc.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Securities Purchase Agreement

On December 19, 2025, IMAC Holdings, Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) with Cavalry Fund I SPV I LP, C/M Capital Master Fund LP, and Cavalry Fund I LP (collectively, the “Buyers”), pursuant to which the Company agreed to issue and sell to the Buyers senior secured notes (the “Notes”) in the aggregate original principal amount of $7,530,929.74.

The Notes were issued with original issue discount (“OID”). The Notes do not bear interest unless an Event of Default (as defined in the Notes) occurs, in which case the Notes will bear interest at a rate of 14% per annum. The Notes mature on January 31, 2026 (the “Maturity Date”). The Company may prepay all or any portion of the outstanding principal at any time without penalty or premium upon not less than two Business Days’ advance written notice.

The aggregate purchase price for the Notes was approximately $6,332,901.16, which was paid through a combination of (i) cash payments and (ii) the repayment and cancellation of existing indebtedness owed by the Company to certain of the Buyers. The allocation among the Buyers was as follows:

● Cavalry Fund I SPV I LP: $1,898,926.16 in Notes (for repayment and cancellation of existing indebtedness);

● Cavalry Fund I SPV I LP: $4,167,975.00 in Notes (for cash payment);

● C/M Capital Master Fund LP: $187,600.00 in Notes (for cash payment); and

● Cavalry Fund I LP: $78,400.00 in Notes (for cash payment).

The Notes rank senior to all outstanding and future indebtedness of the Company and its subsidiaries.

The Securities Purchase Agreement was in place November 14, 2025 and was resigned on December 19, 2025 once all exhibits were completed.

Security Agreement

In connection with the Purchase Agreement, on December 19, 2025, the Company and certain of its subsidiaries (collectively, the “Grantors”) entered into a Security and Pledge Agreement (the “Security Agreement”) with Cavalry Fund I SPV I LP, as collateral agent (the “Collateral Agent”) for the Buyers. Pursuant to the Security Agreement, the Grantors granted to the Collateral Agent, for the ratable benefit of the Collateral Agent and the Buyers, a continuing first priority security interest in substantially all of their assets, including:

● all accounts, chattel paper, commercial tort claims, and documents;

● all equipment, fixtures, goods, and inventory;

● all general intangibles, including payment intangibles and intellectual property;

● all instruments and investment property;

● all deposit accounts, securities accounts, and commodity accounts;

● all equity interests in subsidiaries; and

● all proceeds of the foregoing.

The Security Agreement contains customary representations, warranties, and covenants, including covenants regarding the maintenance and protection of the collateral, restrictions on the creation of additional liens, and requirements for the establishment of controlled deposit accounts.

Guaranty

In connection with the Purchase Agreement, on December 19, 2025, the following subsidiaries of the Company (collectively, the “Guarantors”) executed and delivered a Guaranty (the “Guaranty”) in favor of the Collateral Agent for the benefit of the Buyers:

● Ignite Proteomics LLC;

● IMAC Regeneration Center of St Louis, LLC;

● Advantage Hand Therapy and Orthopedic Rehabilitation, LLC;

● Louisiana Orthopaedic & Sports Rehab Institute;

● IMAC Management Services, LLC;

● IMAC Regeneration Management of Nashville, LLC;

● IMAC Management of Illinois, LLC;

● IMAC Management of Florida, LLC;

● Back Company Franchise, LLC; and

● Back Space, LLC.

Pursuant to the Guaranty, each Guarantor jointly and severally, unconditionally and irrevocably guaranteed the punctual payment and performance of all obligations of the Company under the Purchase Agreement, the Notes, and the other transaction documents. The Guaranty will remain in full force and effect until payment in full of all guaranteed obligations.

Events of Default

The Notes contain customary events of default, including:

● failure to pay principal or other amounts when due under the Notes or other transaction documents;

● bankruptcy, insolvency, reorganization, or liquidation proceedings;

● failure or cessation of validity of any transaction document or security document;

● failure of any security document to create a valid and perfected first priority lien; and

● material damage to, loss, theft, or destruction of collateral that could have a material adverse effect.

Upon the occurrence and during the continuance of an Event of Default, interest shall accrue on the outstanding principal at a rate of 14% per annum.

The foregoing descriptions of the Purchase Agreement, the Notes, the Security Agreement, and the Guaranty are qualified in their entirety by reference to the full text of such documents, copies of which are filed as Exhibits 10.1, 4.1, 10.2, and 10.3, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The Notes were offered and sold in reliance upon the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506(b) of Regulation D promulgated thereunder. The Buyers represented that they are “accredited investors” as defined in Rule 501(a) of Regulation D.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
4.1	Form of Promissory Note (filed as Exhibit 4.1 to the Company’s Form 8-K filed with the SEC on November 20, 2025 and incorporated herein by reference).
10.1	Securities Purchase Agreement, dated as of December 19, 2025, by and among IMAC Holdings, Inc. and the Buyers named therein
10.2	Security and Pledge Agreement, dated as of December 19, 2025, by and among IMAC Holdings, Inc., certain subsidiaries of IMAC Holdings, Inc., and Cavalry Fund I SPV I LP, as Collateral Agent
10.3	Guaranty, dated as of December 19, 2025, by certain subsidiaries of IMAC Holdings, Inc. in favor of Cavalry Fund I SPV I LP, as Collateral Agent
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 30, 2025

IMAC HOLDINGS, INC.

By:	/s/ Faith Zaslavsky
Name:	Faith Zaslavsky
Title:	Chief Executive Officer